                                                                   EXHIBIT 23.08

                               ENGINEER'S CONSENT

    We consent to the reference to our appraisal report for Celsius Energy Resources Ltd. as of years ended December 31, 1997, 1998, and 1999, incorporated herein by reference.

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
                                                      GILBERT LAUSTSEN JUNG ASSOCIATES LTD.

                                                      /s/ WAYNE W. CHOW
                                                      ------------------------------------------------
                                                      Vice President
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November 15, 2000